EATON VANCE MULTI-CAP GROWTH FUND

Supplement to Statement of Additional Information dated January 1, 2013

The following replaces the first two paragraphs and tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

Portfolio Managers.  The portfolio managers (each referred to as a “portfolio manager”) of the Fund are listed below.  Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund.  The following table shows, as of September 30, 2013, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Lewis R. Piantedosi
Registered Investment Companies	4	$9,240.8	0	$0
Other Pooled Investment Vehicles	12	$6,178.5(2)	0	$0
Other Accounts	11(1)	$266.6	0	$0
Yana S. Barton
Registered Investment Companies	3	$8,828.4	0	$0
Other Pooled Investment Vehicles	15	$7,484.9(3)	0	$0
Other Accounts	11(1)	$266.6	0	$0

(1)

For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.  The amount of assets managed for “Other Accounts” includes assets managed on a nondiscretionary or model basis.

(2)

Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets in a registered investment company also managed by this portfolio manager.

(3)

Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate unregistered pooled investment vehicle managed by this portfolio manager.

The following table shows the dollar range of shares of equity securities beneficially owned by its portfolio manager(s) as of September 30, 2013 for the Fund and in the Eaton Vance Family of Funds as of December 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in all Registered Funds in the Eaton Vance Family of Funds
Lewis R. Piantedosi	$100,000-$500,000	Over $1,000,000
Yana S. Barton	None	$100,001-$500,000

November 4, 2013